 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 2, 2006

LARGO VISTA GROUP, LTD.

(Exact name of registrant as specified in its charter)

Nevada	000-30426	76-0434-540
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4570 Campus Drive, Newport Beach, CA	92660
(Address of Principal Executive Officers)	(Zip Code)

Registrant's telephone number, including area code: 949-252-2180

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry Into Material Agreements

Agreement for Pipeline Number 9

On September 2, 2006, Largo Vista Group Ltd. (the “Company” or “Largo Vista”), doing business as Zunyi Jiahong Gas Co. Ltd., signed an Agreement with the Zunyi Branch of Guizhou Tobacco Co. (“Guizhou Tobacco”).  Under the Agreement, the Company will have the exclusive right to supply liquefied petroleum gas (“LPG”) to the one hundred fifty (150) households in Guizhou Tobacco’s residential complex.

The date for the completion of this residential complex has not been established.

Item 9.01 Exhibits

A copy of the Agreement with Guizhou Tobacco is attached as Exhibit 9.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2006

Largo Vista Group, Ltd.

By: /s/Deng Shan
  Deng Shan
CEO
EXHIBIT INDEX

Exhibit	Description

9.1	Agreement with the Zunyi Branch of Guizhou Tobacco Co.